                                                                     EXHIBIT 24

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ Forrest E. Hoglund
                                                -----------------------------
                                                Forrest E. Hoglund

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ Fred C. Ackman
                                                -----------------------------
                                                Fred C. Ackman

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ James V. Derrick
                                                -----------------------------
                                                James V. Derrick

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ Ken L. Harrison
                                                -----------------------------
                                                Ken L. Harrison

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ Kenneth L. Lay
                                                -----------------------------
                                                Kenneth L. Lay

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ Edward Randall, III
                                                -----------------------------
                                                Edward Randall, III

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ Jeffrey K. Skilling
                                                -----------------------------
                                                Jeffrey K. Skilling

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ Frank G. Wisner
                                                -----------------------------
                                                Frank G. Wisner

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ Richard A. Causey
                                                -----------------------------
                                                Richard A. Causey

                               POWER OF ATTORNEY
                            Enron Oil & Gas Company


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of up to 42,550,000 shares of its Common Stock, $.01 par value (the "Common Stock"), inclusive of the underwriters' over-allotment option, plus such additional number of shares of Common Stock as may be permitted pursuant to Rule 462 of the Securities Act of 1933, as amended, in connection with the proposed sale of such Common Stock by the Company, the undersigned officer or director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. Walter C. Wilson, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of July, 1999.



                                                /s/ John H. Duncan
                                                -----------------------------
                                                John H. Duncan